UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 14, 2022
Date of Report (date of earliest event reported)

STEPSTONE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39510		84-3868757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

450 Lexington Avenue, 31st Floor	New York,	NY	10017
(Address of Principal Executive Offices)			(Zip Code)
(212) 351-6100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	STEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On September 14, 2022, StepStone Group Inc., a Delaware corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) electing the Class II directors named in the Company’s 2022 Proxy Statement (the “Proxy Statement”), (ii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023; and (iii) conducting a non-binding and advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers (“Say-on-Frequency”). As of the record date of July 19, 2022, there were 61,399,082 shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), and 46,891,897 shares of the Company’s Class B common stock, par value $0.001 per share (“Class B Common Stock”), outstanding. Stockholders were entitled to one vote per share of Class A Common Stock held and five votes per share of Class B Common Stock held on the matters presented at the Annual Meeting. The Class A Common Stock and Class B Common Stock voted as a single class on all matters presented at the Annual Meeting. Of the total 295,858,567 votes eligible to be cast at the Annual Meeting, shares entitled to cast 291,574,782 votes were represented. The final results of the stockholder vote are set forth below.
Proposal 1 — Election of Directors
The Company’s stockholders elected each of the Class II nominees for director named in the Proxy Statement, each to serve for a three-year term to expire at the Company’s 2025 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, removal, retirement or disqualification. The following four Class II directors were elected by the votes shown below.

	FOR	WITHHELD	BROKER NON-VOTES
Jose A. Fernandez	275,076,089	14,915,734	1,582,957
Thomas Keck	270,829,217	19,162,606	1,582,957
Michael I. McCabe	272,379,460	17,612,364	1,582,957
Steven R. Mitchell	270,484,691	19,507,133	1,582,957
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. The selection was ratified by the votes shown below.

FOR	AGAINST	ABSTAIN
290,680,890	861,688	32,203
Proposal 3 — Say-on-Frequency
The Company’s stockholders indicated a preference that future non-binding, advisory votes to approve the compensation of the Company’s named executive officers occur every year. The Say-on-Frequency preference was indicated by the votes shown below.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
289,900,340	14,921	4,264	72,299	1,582,957
The Company has decided, going forward, to include a non-binding, advisory stockholder vote to approve the compensation of the Company’s named executive officers every year, consistent with the Board’s recommendation to stockholders and the Say-on-Frequency vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPSTONE GROUP INC.

Date: September 15, 2022	By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro
Chief Legal Officer & Secretary